UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

CB RICHARD ELLIS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

865 South Figueroa Street, Suite 3400, Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3226
Registrant’s Telephone Number, Including Area Code

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the Company), in connection with the matters described herein.

Item 2.02  Results of Operations and Financial Condition

On April 28, 2005, the Company issued a press release reporting its preliminary earnings highlights for the three months ended March 31, 2005.  A copy of this release is furnished as Exhibit 99.1 to this report.  The information contained in this report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 29, 2005, the Company issued a press release reporting a clarification to the time of its first quarter 2005 earnings conference call.  A copy of this release is furnished as Exhibit 99.2 to this report.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits

The exhibit listed below is being furnished with this Form 8-K:

Exhibit No.

99.1         Press Release of Preliminary Earnings Highlights for the First Quarter of 2005

99.2         Press Release of Conference Call Time Clarification

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 29, 2005	CB RICHARD ELLIS GROUP, INC.

		By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer